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                                                                    Exhibit 99.2
                                                                    ------------
                                      TB&A
                                  BALANCE SHEET
                       Unreviewed and Unaudited Statements
                                  Thru 6/30/07

                                     Assets
Current Assets
         Cash                                                         $  145,077
         Accounts receivable                                          $  726,977
         Loans Receivables                                            $   11,489
         Inventory                                                    $  104,153
                                                                      ----------
Total Current Assets                                                  $  987,696
                                                                      ----------

Property Plant and Equipment
         Televisions                                                  $5,835,309
         Furniture and Fixtures                                       $   62,604
         Computer Equipment                                           $   50,044
                                                                      ----------
                                                                      $5,947,957
Less: Accumulated Depreciation                                        $3,273,510
                                                                      ----------
         Net Property and equipment                                   $2,674,447
                                                                      ----------

Other Assets
         Long-term accounts recievable                                $   47,910

                                                                      ----------
                                                                      ----------
                                                                      $3,710,053
                                                                      ==========

Liabilities and Shareholders' Equity
Current Liabilities
         Current portion of long-term debt                               326,402
         Accounts Payable                                                436,143
         Commissions Payable                                             119,751
         Accrued Expenses                                                118,982
                                                                      ----------
         Total Current Liabilities                                     1,001,278

Long-term Debt                                                         1,025,110
                                                                      ----------
         Total Liabilities                                             2,026,388
                                                                      ----------

Shareholders Equity
         Paid-in Capital                                                  22,473
         Retained Earnings                                             1,731,192

Less: Treasury Stock                                                      70,000
                                                                      ----------
         Total Shareholders Equity                                    $1,683,665
                                                                      ----------

                                                                      ----------
                                                                       3,710,053
                                                                      ==========
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                                      TB&A
                  Statement of Income and Retained Earnings
                       Unreviewed and Unaudited Statements
                                  Thru 6/30/07

Revenue
     Rental Income                                                    $1,347,211
     Lease income                                                     $  145,307
     Sales - TV Systems                                               $3,726,947
                                                                      ----------
Total Revenue                                                         $5,219,465
                                                                      ----------

Cost of Sales
     Commissions                                                      $  312,085
     Equipment and subcontract labor                                  $3,219,532
                                                                      ----------
Total cost of sales                                                   $3,531,617
                                                                      ----------

Gross Profit                                                          $1,687,848
                                                                      ----------

Operating Expenses                                                    $1,213,148
General and Administrative expenss                                    $  182,815
                                                                      $1,395,963
                                                                      ----------
Income from Operations                                                $  291,885
                                                                      ----------

Other Expense
     Interest Expense                                                 $   73,284
     Loss on disposal of fixed assets                                 $   17,400
                                                                      ----------
Total other Expenses                                                  $   90,684
                                                                      ----------

Net income before taxes                                               $  201,201

State franchise taxes                                                 $    1,000
                                                                      ----------

Net Income                                                            $  200,201

Retained Earnings beginning of period                                 $1,530,991
                                                                      ----------

Retained Earnings end of period                                       $1,731,192




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